UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 21, 2015

CVSL INC.

(Exact name of registrant as specified in its charter)

Florida	Commission	98-0534701
(State or other jurisdiction	File No.: 001-36755	(IRS Employer
of incorporation or organization)		Identification No.)

2400 North Dallas Parkway, Suite 230, Plano, Texas 75093

(Address of principal executive offices and zip code)

(972) 398-7120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

CVSL Inc. (the “Company”) will be making several investor presentations over the next few weeks as part of its ongoing investor relations efforts. In connection with the presentations, the Company intends to discuss the slide presentation furnished as Exhibit 99.1 hereto, which is incorporated herein by reference.

The slide presentation attached as Exhibit 99.1 to this Report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation or in the press release are “forward-looking” rather than historical.

The information included in this Item 7.01 and in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Company undertakes no duty or obligation to update or revise information included in this Report or any of the Exhibits.

Non-GAAP Financial Measures

The presentation attached to this Current Report as Exhibit 99.1 contains references to pro form financial results for our quarter ended March 31, 2015 that include the performance of Kleeneeze Limited over the entire period ended March 31, 2015 as if the acquisition had been completed at the beginning of the quarter and Adjusted EBITDA.

The Company’s management believes that having a reliable measure of our company's financial health is invaluable both to the Company and to potential business partners. The Company’s management believes that the pro forma results are the most accurate way to view the Company’s financial performance given its strategy of additional acquisitions.  Pro forma performance is a key measure used by management to evaluate the Company's results and make strategic decisions about the Company, including potential acquisitions. The Company’s management believes this measure is useful to investors because it is an indicator of operational performance including all currently-owned subsidiaries for the entire period. The Company’s management believes that Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA can be useful performance indicators over time because they are key metrics used by management and the Company’s board of directors to measure operating performance and trends in the Company’s business. In particular, the exclusion of certain one-time and non-cash expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis.

These measures are not defined by U.S. Generally Accepted Accounting Principles (“GAAP”) and the discussion of pro forma financial results and EBITDA and Adjusted EBITDA is not intended to conflict with or change any of the GAAP disclosures described above. Management considers these measures in addition to operating income to be important to estimate the enterprise and stockholder values of the Company, and for making strategic and operating decisions. Adjusted EBITDA should not be construed as a substitute for net income (loss) (as determined in accordance with GAAP) for the purpose of analyzing our operating performance of financial position, as Adjusted EBITDA is not defined by GAAP. In addition, analysts, investors and creditors use these measures when analyzing our operating performance, financial condition and cash generating ability.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being filed as part of this Current Report.

Exhibit Number	Description

99.1	Presentation materials to be provided at CVSL Inc.’s presentations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CVSL Inc.

Date: May 21, 2015	By:	/s/ John P. Rochon
John P. Rochon
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation materials to be provided at CVSL Inc.’s presentations